UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

WIRELESS FACILITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 228-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)  On August 13, 2007, Wireless Facilities, Inc. (the “Company”) received an additional staff determination letter from the Nasdaq Global Select Market advising the Company that it had failed to comply with the filing requirement for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14) due to WFI’s failure to timely file its Form 10-Q for the period ended June 30, 2007, and that its securities are subject to delisting from the Nasdaq Global Select Market. As previously disclosed, by letter dated July 23, 2007, the Nasdaq Listing Qualifications Panel (the “Panel”) granted the Company’s request for an extension to continue the listing of the Company’s common stock on the Nasdaq Global Select Market.  The extension is subject to the Company filing its delinquent reports by September 10, 2007.  The Panel has advised the Company that should it be unable to meet the deadline, the Company’s shares will be delisted from the Nasdaq Global Select Market unless the Nasdaq Listing and Hearings Review Council issues a stay of delisting.

The Company issued a press release on August 17, 2007 regarding the additional Nasdaq determination letter, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company intends to file its delinquent Annual Report on Form 10-K for the period ended December 31, 2006, as well as its delinquent Quarterly Reports on Form 10-Q for the periods ended on March 31, 2007 and June 30, 2007, on or before September 10, 2007.

Notice Regarding Forward-Looking Statements

This report contains certain forward-looking statements including, without limitation, expressed or implied statements concerning the Company’s expectations regarding the Company’s continued listing on the Nasdaq Global Market. Such statements are only predictions, and the Company’s actual results may differ materially. Factors that may cause the Company’s results to differ include, but are not limited to: risks that the Company will not be able to file its required reports with the Securities and Exchange Commission by the deadlines established by the Nasdaq Global Select Market and therefore become subject to delisting; risks that the review and the announcement thereof will cause disruption of the Company’s operations and distraction of its management; risks that the review will identify other issues not currently being considered that could delay or alter the results of the review; risks of adverse regulatory action or litigation; risk that the Company’s lender will declare a default under the Company’s line of credit. The Company undertakes no obligation to update any forward-looking statements. These and other risk factors are more fully discussed in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006 and in other filings made with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

       99.1     Press Release of Wireless Facilities, Inc. issued on August 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS FACILITIES, INC.

Date: August 17, 2007	/s/ James R. Edwards
James R. Edwards
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Wireless Facilities, Inc. issued on August 17, 2007.